UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2011

BRIDGEPOINT EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34272 (Commission File Number)	59-3551629 (IRS Employer Identification No.)

13500 Evening Creek Drive North, Suite 600 San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

(858) 668-2586

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 28, 2011, together with our subsidiaries, Ashford University, LLC and University of the Rockies, LLC, we entered into an Office Lease (“Lease”) with WSC 1515 Arapahoe Investors V, L.L.C., for approximately 151,000 rentable square feet of office space in the building complex currently known as the Park Central Building located at 1515 Arapahoe Street in Denver, Colorado.  We intend to use the space primarily for administrative offices, meeting rooms and online support services.

The initial term of the Lease is 120 months, commencing on the commencement date of the Lease, with two five-year renewal options.  The commencement date of the Lease will be the date of substantial completion of all tenant improvements for the entire leased premises, which is estimated to be August 1, 2011.

The monthly base rent over the initial term of the Lease increases from approximately $372,000 during the first year to approximately $457,000 during the tenth year.  The total amount of base rent payments over the initial term of the lease is $43.4 million.  We are also obligated to make additional rent payments to the extent building operating costs and certain other expenses exceed the thresholds specified in the Lease.

Item 2.02.                                           Results of Operations and Financial Condition.

On March 1, 2011, we issued a press release announcing financial results for our fourth quarter and fiscal year ended December 31, 2010.  The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except to the extent that we specifically incorporate it by reference.

Item 2.03                                              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See disclosure in Item 1.01 of this report.

Item 9.01                                              Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release of Bridgepoint Education, Inc. dated March 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2011		Bridgepoint Education, Inc.

	By:	/s/ Daniel J. Devine
		Name:	Daniel J. Devine
		Title:	Chief Financial Officer